                                                                    Exhibit 10.1


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                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


                                     AMONG


                              FRANCE TELECOM S.A.,


                              DEUTSCHE TELEKOM AG


                                      AND


                               SPRINT CORPORATION



                         Dated as of November 23, 1998

================================================================================

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of November 23, 1998 (the "Agreement"), among France Telecom S.A., a societe anonyme
                                                         ---------------
organized under the laws of France ("FT"); Deutsche Telekom AG, an

Aktiengesellschaft organized under the laws of Germany ("DT"); and Sprint
------------------
Corporation, a corporation organized under the laws of Kansas (the "Company").


                                    RECITALS

     WHEREAS, Sprint, FT and DT entered into an Investment Agreement dated as of July 31, 1995, as amended (the "Investment Agreement") pursuant to which FT and DT purchased shares of capital stock of Sprint;

     WHEREAS, in connection with the transactions contemplated by the Investment Agreement, Sprint, FT and DT entered into a Registration Rights Agreement dated as of January 31, 1996 (the "Original Registration Rights Agreement");

     WHEREAS, Sprint, FT and DT entered into a Master Restructuring and Investment Agreement dated as of May 26, 1998 (the "FT/DT Restructuring Agreement"), which contemplates, among other things, the purchase by FT and DT of shares of PCS Common Stock -- Series 3, par value $1.00 per share, of Sprint; and

     WHEREAS, as a condition precedent to and in consideration of the transactions contemplated in the FT/DT Restructuring Agreement, Sprint, FT and DT are required to enter into this Agreement and in reliance thereon Sprint, FT and DT have entered into the FT/DT Restructuring Agreement;

     NOW, THEREFORE, in consideration of these premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of FT, DT and Sprint, intending to be legally bound, hereby agree that the Original Registration Rights Agreement is hereby amended and restated in its entirety as follows:

      Section 1.    Registration under the Securities Act.
                    -------------------------------------

     Section  1.1   Registration on Request.  (a) Request.  Subject to Article
                    -----------------------       -------
II of the Amended and Restated Stockholders' Agreement, at any time, upon the written request of the holders of a majority of the Eligible Securities then outstanding requesting that the Company effect the registration under the Securities Act of a specified number of Eligible Securities, the Company shall promptly give written notice of such requested registration to all holders of Eligible Securities and thereupon the Company shall use its reasonable efforts to effect the registration under the Securities Act of the Eligible Securities which the Company has been so requested to register by the Selling Stockholders, for disposition for cash in accordance with the intended method or methods of disposition specified by the Selling Stockholders (which method of disposition shall be in accordance with the registration requirements of the United States securities laws), provided that (i) the Company shall not be required to effect
                  --------
any registration pursuant to this Section 1.1 if during the twelve-month period immediately preceding such request for registration the Company has previously effected a registration pursuant to this Section 1.1, (ii) subject to Section 1.1(g), the Company shall not be required to effect any registration pursuant to this Section 1.1 after seven registrations requested by holders of Eligible Securities pursuant to this Section 1.1 shall have been effected unless, as to no more than three additional registrations, the holders of a majority of the Eligible Securities then outstanding deliver at any time a notice to the effect that such holders agree to pay all Registration Expenses in connection with such additional three registrations; provided, however, that if the Company proposes
                                --------  -------
to redeem pursuant to ARTICLE SIXTH, Section 2.2 of the Articles shares of Class A Stock from the Class A Holders in an amount in excess of 0.25% of the Voting Securities of the Company, and the Selling Stockholders sell such shares pursuant to Section 2.11 or 7.4 of the Amended and Restated Stockholders' Agreement in a registered offering pursuant to which the Selling Stockholders have exercised a demand registration right, such registration shall not count toward the maximum number of registrations provided in this clause (ii) to the proviso to Section 1.1(a), (iii) the Company shall not be obligated to cause any
-------
special audit to be undertaken with any such registration, and (iv) the Company shall not be required to effect any registration requested by holders of Eligible Securities pursuant to this Section 1.1 unless either (A) the aggregate market value of all Eligible Securities so requested to be registered exceeds $200 million on the date of delivery of the request for registration based on the average closing price per share on the preceding ten Business Days of the Eligible Securities to be registered (the "Relevant Average Closing Price"), or
(B) the registration relates to the sale of Post-Restructuring Series 3 PCS Shares and both (i) the aggregate market value of the Post-Restructuring Series 3 PCS Shares so requested to be registered exceeds $100 million on the date of delivery of the request for registration based on the Relevant Average Closing Price with respect to the Series 1 PCS Stock, and (ii) the registration involves at least the lesser of (x) Post-Restructuring Series 3 PCS Shares with an aggregate market value of at least $200 million on the date of delivery of the request for registration based on the Relevant Average Closing Price with respect to the Series 1 PCS Stock, and (y) all of the Post-Restructuring Series 3 PCS Shares owned by the Class A Holders.

     (b) Withdrawal.  The Selling Stockholders shall have the right to request
         ----------
withdrawal of any registration statement filed pursuant to this Section 1.1 (and the Company shall so withdraw such registration statement) so long as such registration statement has not become effective, provided that, in such case,
                                                 --------
such Selling Stockholder shall pay all related out-of-pocket Registration Expenses reasonably incurred by the Company unless a registration statement shall be effected pursuant to this Section 1.1 within 270 days after such withdrawal. The Selling Stockholders, in accordance with Section 2.5 of the Amended and Restated Stockholders' Agreement, at any time and from time to time, may change the Planned Date of any registration statement to any date not more than 120 days after the original Planned Date with respect to such registration statement.

     (c) Effective Registration Statement.  A registration requested pursuant to
         --------------------------------
this Section 1.1 shall not be deemed to be effected (i) if a registration statement with respect thereto shall not have become effective under the Securities Act (including, without limitation, because of a withdrawal of such registration statement by the Selling Stockholders prior to the effectiveness thereof pursuant to Section 1.1(b) hereof), (ii) if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Commission or any other Governmental Authority, and the result of such interference is to prevent the Selling Stockholders from disposing of more than one-third of the Eligible Securities proposed to be sold in accordance with the intended methods of disposition or the Company exercises its rights under Section 1.4 and the result is a delay in the proposed distribution of any Eligible Securities in excess of 120 days and the Selling Stockholders determine not to sell Eligible Securities pursuant to such registration as a result of such delay, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten offering shall not be satisfied or waived with the consent of the Selling Stockholders holding two-thirds of the Eligible Securities that were to have been sold thereunder, other than as a result of any breach by any Selling Stockholder or any underwriter of its obligations thereunder or hereunder.

     (d) Registration Statement Form.  Registration statements filed under this
         ---------------------------
Section 1.1 shall be on such form of the Commission as shall be selected by the Company, and as shall permit the disposition of the subject Eligible Securities for cash in accordance with the intended method or methods of disposition specified by the Selling Stockholders. The Selling Stockholders may propose that the Company include in a registration statement additional information or material specified by any Selling Stockholder and the Company shall make a good faith determination whether to include such information or material in such registration statement.

     (e) Expenses.  Except as otherwise provided herein, the Company shall pay
         --------
all Registration Expenses in connection with any registration requested pursuant to this Section 1.1 and shall pay such other expenses if and to the extent required by Section 2.5 of the Amended and Restated Stockholders' Agreement.

     (f) Selection of Underwriters.  If a registration pursuant to this Section
         -------------------------
1.1 relates to an underwritten offering, the managing or lead underwriter or underwriters shall be an underwriter or underwriters of internationally recognized standing selected by the Selling Stockholders holding a majority of the Eligible Securities proposed to be registered, with the approval of the Company, which approval shall not be unreasonably withheld.

     (g) Priority in Requested Registrations.  If a registration pursuant to
         -----------------------------------
this Section 1.1 involves an underwritten offering, and the managing or lead underwriter or underwriters shall advise the Selling Stockholders in writing (a copy of which shall be provided to the Company by the Selling Stockholders) that, in its or their opinion, the number of securities requested to be included in such registration by the Selling Stockholders, the Company and any other Person exceeds the number which can be sold in such offering within a price range acceptable to the Selling Stockholders, the Company shall include in such registration the number of securities that the Selling Stockholders are so advised can be sold in such offering, as follows: (i) (A) if the registration is effected during the CP Preference Period and involves the sale of Sprint PCS Stock, unless the Company exercises its option described in clause (ii) below, (w) first, the Eligible Securities proposed to be included by the Selling Stockholders, (x) second, so long as the Cable Partner Registration Rights Agreement is in effect, any securities requested to be included in such registration by the Cable Partners,
(y) third, the securities requested to be included in such registration by the Company, unless otherwise provided in an agreement between the Company and another Person or Persons, and (z) fourth, the securities of any other Person or Persons proposed to be included in such registration, in accordance, as to the priorities among such other Persons, with the rights contained in the respective agreements into which such Persons and the Company have entered, or (B) if the registration is not effected during the CP Preference Period or does not involve the sale of Sprint PCS Stock, unless the Company exercises its option described in clause (ii) below, (x) first, the Eligible Securities proposed to be included by the Selling Stockholders, (y) second, the securities requested to be included in such registration by the Company and, so long as the Cable Partner Registration Rights Agreement is in effect and the offering involves the issuance of Sprint PCS Stock, the Cable Partners, unless otherwise provided in an agreement between the Company and another Person or Persons, and (z) third, the securities of any other Person or Persons proposed to be included in such registration, in accordance, as to the priorities among such other Persons, with the rights contained in the respective agreements into which such Persons and the Company have entered (provided, however, in the case of this clause (B) if
                          --------  --------
the registration is during the CP Secondary Preference Period and the Cable Partner Registration Rights Agreement is in effect, unless the Cable Partners otherwise consent, any shares of PCS Stock proposed to be included in such registration by the Company, the proceeds with respect to which will not be allocated to the PCS Group, shall be third in priority, and the securities of such other persons shall be fourth in priority), or (ii) at the option of the Company, (x) first, the Eligible Securities proposed to be included by the Selling Stockholders and the securities requested to be included in such registration by the Company and, so long as the Cable Partner Registration Rights Agreement is in effect and the offering involves the sale of Sprint PCS Stock, the Cable Partners, each pro rata in accordance with the number of Eligible Securities proposed to be included by the Selling Stockholders and the number of securities so proposed to be included by the Company and, if applicable, the Cable Partners, respectively, and (y) second, the securities of any other Person or Persons proposed to be included in such registration, in accordance, as to the priorities among such other Persons, with the rights contained in the respective agreements into which such Persons and the Company have entered, provided, if the Company selects the option set forth in clause
(ii), such registration shall not count toward the maximum number of registrations provided in Section 1.1(a)(ii) if due to the Company's (and, if applicable, the Cable Partners') participation on a pro rata basis with the Selling Stockholders, the managing or lead underwriter or underwriters determines in its good faith judgment that the number of securities requested to be included in such registration by the Selling Stockholders, the Company and, if applicable, the Cable Partners exceeds the number which can be sold in such offering within a price range acceptable to the Selling Stockholders.

     (h) Inconsistent Rights.  The Company shall not grant to any holder of its
         -------------------
securities any registration rights inconsistent with the provisions of this
Section 1.1.

     Section   1.2.  Incidental Registration.  (a)  Right to Include Eligible
                     -----------------------        -------------------------
Securities.  If the Company at any time proposes to register any shares of its
----------
Common Stock, Series 1 FON Stock (including Series 2 FON Stock that, upon such distribution would convert into Series 1 FON Stock), Series 1 PCS Stock (including Series 2 PCS Stock that, upon such distribution would convert into Series 1 PCS Stock) or other common equity securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders or otherwise pursuant to a dividend reinvestment plan or a dividend reinvestment and stock purchase plan, and other than pursuant to Section 1.1) for sale pursuant to an underwritten public offering or other similarly organized selling effort, whether or not for sale for its own account, the Company shall give prompt written notice to each holder of Eligible Securities of its intention to do so and of the rights of such holders under this Section 1.2. Upon the written request of any holder of Eligible Securities made within 30 days after the delivery of any such notice (which request shall specify the Eligible Securities intended to be disposed of by any holder thereof), the Company shall use its reasonable efforts to effect the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Stockholders, to the extent required to permit the disposition for cash (in accordance with the intended methods thereof specified by the Selling Stockholders, which method of disposition shall be in accordance with United States securities laws) of the Eligible Securities so to be registered. If, at any time after giving written notice of its intention to register any such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Selling Stockholder and, thereupon, (i) in the case of a determination not to register, the Company need not register any Eligible Securities in connection with such registration (but shall, in such case, pay the reasonable fees and expenses of counsel to the Selling Stockholders (excluding the portion of any fees determined pursuant to the German Fee Regulations) unless the Company effects a similar registration to which Sections 1.1 or 1.2 applies within 270 days of the Company's election not to register), without prejudice, however, to the rights of the holders of Eligible Securities (including the Selling Stockholders) to request that such registration be effected as a registration under Section 1.1, and (ii) in the case of a determination to delay registering, the Company may delay registering any Eligible Securities for the same period as the delay in registering such other securities. No registration effected under this Section
1.2 shall relieve the Company of its obligation to effect any registration upon request under Section 1.1.

     (b) Priority in Incidental Registrations. If a registration pursuant to
         ------------------------------------
this Section 1.2 involves an underwritten offering, and the managing or lead underwriter or underwriters shall advise the Company in writing (a copy of which shall be provided by the Company to each Person requesting registration of Eligible Securities or other securities of the Company), that, in its or their opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to the Company, the Company shall include in such registration, up to the number of securities that the Company is so advised can be sold in such offering:

          (i) if the registration is a primary registration on behalf of the Company which is effected during the CP Preference Period and involves the sale of Sprint PCS Stock, (w) first, the securities proposed to be included by the Cable Partners pursuant to the Cable Partner Registration Rights Agreement (if then in effect), (x) second, the securities proposed to be included by the Company, (y) third, the Eligible Securities requested to be included in such registration by the Selling Stockholders and (z) fourth, the securities of other Persons requested to be included in such registration;

          (ii) if the registration is a primary registration on behalf of the Company which is effected after the CP Preference Period or does not involve the sale of Sprint PCS Stock, (x) first, the securities proposed to be included by the Company, (y) second, the Eligible Securities proposed to be included in such registration by the Selling Stockholders and, if the registration involves the sale of Sprint PCS Stock, the securities requested to be included by the Cable Partners pursuant to the Cable Partner Registration Rights Agreement each pro rata in accordance with the number of Eligible Securities so proposed to be included (if then in effect), and (z) third, the securities of other Persons requested to be included in such registration in accordance with the rights contained in the respective agreements into which such Persons and the Company have entered (provided, however, that if the registration is during the CP
              --------  -------
Secondary Preference Period and the Cable Partner Registration Rights Agreement is in effect, unless the Cable Partners otherwise consent, any shares of PCS Stock proposed to be included in such registration by the Company, the proceeds with respect to which will not be allocated to the PCS Group, shall be third in priority, and the securities of such other persons shall be fourth in priority); and

          (iii) if the registration is a secondary registration on behalf of a Person or Persons other than the Company or a holder of Eligible Securities which is effected during the CP Preference Period and involves the sale of Sprint PCS Stock, (w) first, the securities proposed to be included by such other Person or Persons, (x) second, the securities proposed to be included by the Cable Partners pursuant to the Cable Partner Registration Rights Agreement (other than the Cable Partner or Cable Partners, if any, which initiated such secondary registration), (y) third, the securities of the Company and the Eligible Securities requested to be included in such registration by the Selling Stockholders, each pro rata in accordance with the number of securities proposed to be registered by the Company and the number of Eligible Securities so requested to be included, respectively, and (z) fourth, the securities of any other Persons requested to be included in such registration in accordance with the rights contained in the respective agreements into which such Persons and the Company have entered; and

          (iv) if the registration is a secondary registration on behalf of a Person or Persons other than the Company or a holder of Eligible Securities which is effected after the CP Preference Period or does not involve the sale of Sprint PCS Stock, (w) first, the securities proposed to be included by such other Person or Persons, (x) second, if such party exercising demand registration rights is a Cable Partner, then any other Cable Partners exercising incidental registration rights pursuant to the Cable Partner Registration Rights Agreement, (y) third, the securities of the Company, the Eligible Securities requested to be included in such registration by the Selling Stockholders and, if the registration involves the sale of Sprint PCS Stock but the party exercising demand registration rights is not a Cable Partner, the securities requested to be included by the Cable Partners pursuant to the Cable Partner Registration Rights Agreement, each pro rata in accordance with the number of securities proposed to be registered by the Company and the number of Eligible Securities and other securities so requested to be included, respectively, and
(z) fourth, the securities of any other Persons requested to be included in such registration in accordance with the rights contained in the respective agreements into which such Persons and the Company have entered (provided,
                                                                 --------
however, that if the registration is during the CP Secondary Preference Period
-------
and the Cable Partner Registration Rights Agreement is in effect, unless the Cable Partners otherwise consent, any shares of PCS Stock proposed to be included in such registration by the Company, the proceeds with respect to which will not be allocated to the PCS Group, shall be third in priority, and the securities of such other persons shall be fourth in priority).

     Notwithstanding the aforesaid, if at any time the Company proposes to effect a registration under this Section 1.2 the Selling Stockholders are entitled to effect a disposition of Eligible Securities pursuant to Rule 144(k) (or any successor provision) under the Securities Act, the aforesaid priorities shall be changed so that the Eligible Securities proposed to be included by the Selling Stockholders shall have the lowest priority of all securities proposed to be registered in such registration.

     (c) Inconsistent Rights.  The Company shall not grant to any holder of its
         -------------------
securities any registration rights inconsistent with the provisions of this
Section 1.2.

     (d) Expenses.  Except as otherwise provided in this Agreement, the Company
         --------
shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.2.

     (e) Selection of Underwriters. If an incidental registration pursuant to
         -------------------------
this Section 1.2 involves an underwritten offering, the managing or lead underwriter or underwriters shall be selected by the Company, unless otherwise provided in an agreement between the Company and another Person or Persons.

     Section  1.3.  Registration Procedures.  If and whenever the Company is
                    -----------------------
required to use its reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Sections 1.1 and 1.2, the Company shall as expeditiously as possible:

     (a) prepare and as soon thereafter as possible file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments
--------
thereto, the Company shall furnish to the counsel to the Selling Stockholders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for a period of either (i) not less than 120 days (subject to extension pursuant to the last paragraph of this Section 1.3) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities by an underwriter or dealer; or (ii) such shorter period as is required for the disposition of all of the securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period of effectiveness required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

     (c) furnish to each seller of securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of such securities owned by such seller in accordance with such seller's intended method of disposition, as such seller may reasonably request, but only during such time as the Company shall be required under the provisions hereof to cause such registration statement to remain current;

     (d) use its reasonable efforts to register or qualify securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions in the United States of the securities owned by such seller, provided that the Company shall not for any such purpose be required to (i)
--------
qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection (d), (ii) consent to general service of process in any such jurisdiction, (iii) subject itself to taxation in any such jurisdiction or (iv) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction;

     (e) use its reasonable efforts to cause all securities covered by such registration statement to be registered with or approved by such other United States Governmental Authorities as may be necessary by virtue of the business and operations of the Company to enable the sellers to consummate the disposition thereof;

     (f) use its reasonable efforts to furnish to each Selling Stockholder a signed counterpart, addressed to such Selling Stockholder (and the underwriters, if any), of

          (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such Selling Stockholder, and

          (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such Selling Stockholder, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

     (g) furnish to each such Selling Stockholder at least five Business Days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus (other than any amendment or supplement in the form of a filing which the Company is required to make pursuant to the Exchange Act) and not file any such amendment or supplement to which any such Selling Stockholder shall have reasonably objected on the grounds that, in the opinion of counsel to such Selling Stockholder, such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

     (h) notify each Selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Selling Stockholder promptly prepare and furnish to such Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (i) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

     (j) use its reasonable efforts to provide customary assistance to the underwriters in their selling efforts and presentations to prospective investors; and

     (k) use its reasonable efforts to cause all such Eligible Securities covered by such registration statement to be listed on a national securities exchange or on the National Association of Securities Dealers, Inc. National Market System (if such Eligible Securities are not already so listed), and on each other securities exchange on which similar securities issued by the Company are then listed, if the listing of such Eligible Securities is then permitted under the rules of such exchange.

     The Company may require each Selling Stockholder to furnish the Company in writing for inclusion in the registration statement such information regarding such Selling Stockholder and the distribution of such Eligible Securities being sold as the Company may from time to time reasonably request.

     Each Selling Stockholder agrees by becoming a holder of Eligible Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (h) of this Section 1.3, such Selling Stockholder shall forthwith discontinue such Selling Stockholder's disposition of Eligible Securities pursuant to the registration statement relating to such Eligible Securities until such Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (h) of this
Section 1.3 and, if so directed by the Company, such Selling Stockholder shall use its reasonable efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Stockholder's possession, of the prospectus relating to such Eligible Securities current at the time of receipt of such notice. If the Company shall give any such notice, the applicable time period mentioned in subsection (b) of this Section 1.3 during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (h) of this Section 1.3, to and including the date when each Selling Stockholder shall have received the copies of the supplemented or amended prospectus contemplated by subsection (h) of this Section 1.3.

     Section  1.4.  Delay of Filing or Sales.  (a)  The Company shall have the
                    ------------------------
right, upon giving notice to the Selling Stockholders of the exercise of such right, to delay filing a registration statement or to require such Selling Stockholders not to sell any Eligible Securities pursuant to a registration statement for a period of 270 days from the date on which such notice is given, or such shorter period of time as may be specified in such notice or in a subsequent notice delivered by the Company to such effect prior to or during the effectiveness of the registration statement, if (i) the Company is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any such negotiation, step, event or state of facts being herein called a "Material Activity"), (ii) such Material Activity would, in the opinion of counsel for the Company, require disclosure so as to permit the Eligible Securities to be sold in compliance with law, and (iii) such disclosure would, in the reasonable judgment of the Company, be adverse to its interests, provided that the Company shall have no right to delay the filing of a registration statement or the selling of Eligible Securities if at any time during the twelve months preceding the date on which such notice was given the Company had delayed either the filing of a registration statement that included Eligible Securities pursuant to
Section 1.1(a) or the selling of Eligible Securities pursuant to a registration statement filed in accordance with Section 1.1(a).

     (b) The Company shall have no obligation to include in any notice contemplated by Section 1.4(a) any reference to or description of the facts based upon which the Company is delivering such notice. The Company shall pay all Registration Expenses and all reasonable fees and expenses of counsel for the Selling Stockholders (excluding the portion of any fees determined pursuant to the German Fee Regulations) with respect to any registration of Eligible Securities or sales thereof that has been delayed for more than 90 days pursuant to this Section 1.4, unless the Company effects a similar registration to which
Section 1.1 or 1.2 applies within 270 days of the first delivery of a notice contemplated by Section 1.4(a).

     Section  1.5.  Underwritten Offerings.  (a)  Requested Underwritten
                    ----------------------        ----------------------
Offerings. If requested by the underwriters of any underwritten offering of
---------
Eligible Securities pursuant to a registration requested under Section 1.1, the Company shall enter into an underwriting agreement with such underwriters for such offering. Such agreement shall be reasonably satisfactory in substance and form to each Selling Stockholder, the Company and the underwriters and shall contain representations, warranties, indemnities and agreements customarily included by an issuer in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 1.7. The Selling Stockholders shall be parties to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Selling Stockholders.

     (b) Incidental Underwritten Offerings.  If the Company at any time proposes
         ---------------------------------
to register any of its Common Stock, Series 1 FON Stock (including Series 2 FON Stock that, upon such distribution would convert into Series 1 FON Stock), Series 1 PCS Stock (including Series 2 PCS Stock that, upon such distribution would convert into Series 1 PCS Stock) or other common equity securities under the Securities Act as contemplated by Section 1.2 and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by the Selling Stockholders as provided in Section 1.2 and subject to the provisions of Section 1.2(b), use its reasonable efforts to arrange for such underwriters to include those Eligible Securities designated by the Selling Stockholders among the securities to be distributed by such underwriters. The Selling Stockholders shall be parties to the underwriting agreement between the Company and such underwriters.

     (c) Holdback Agreements.  (i)  Each holder of Eligible Securities agrees by
         -------------------
becoming a holder of such Eligible Securities not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during the ten days before and the 90 days after any underwritten registration pursuant to Section 1.1 or 1.2 with respect to which such holder has a right to participate has become effective, except as part of such underwritten registration.

     (ii) The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten days before and the 90 days after any underwritten registration pursuant to Section 1.1 or 1.2 has become effective, except as part of such underwritten registration and except pursuant to (v) registrations on Form S-4 or S-8, or any successor or similar forms thereto or otherwise pursuant to a dividend reinvestment plan or a dividend reinvestment and stock purchase plan; (w) sales upon exercise or exchange, by the holder thereof, of options, warrants or convertible securities;
(x) any other agreement to issue equity securities or securities convertible into or exchangeable or exercisable for any of such securities in effect on the date the Selling Stockholders deliver to the Company the request to register, or include in a registration, Eligible Securities under Section 1.1 or Section 1.2, as the case may be; (y) any acquisition or similar transaction; and (z) any dividend reinvestment plan or employee benefit plan (if necessary for such plan to fulfill its funding obligations in the ordinary course).

     Section  1.6.  Preparation; Reasonable Investigation.  In connection with
                    -------------------------------------
the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement in which the Selling Stockholders include Eligible Securities in such registration, the Company shall (a) give the Selling Stockholders, their underwriters, if any, and their respective advisors and counsel the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto (other than any amendment or supplement in the form of a filing which the Company is required to make pursuant to the Exchange Act), (b) give the Selling Stockholders and their respective advisors and counsel such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Selling Stockholders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act, and (c) consult with the Selling Stockholders concerning the selection of underwriter's counsel for such offering and registration.

     Section  1.7.  Indemnification.  (a)  Indemnification by the Company.  In
                    ---------------        ------------------------------
the event of any registration of any securities of the Company under the Securities Act pursuant to Section 1.1 or 1.2, the Company shall, and hereby does, indemnify and hold harmless each Selling Stockholder, its directors, officers, employees, agents and advisors, and each other Person, if any, who controls such Selling Stockholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon

          (i) any untrue statement or alleged untrue statement of any material fact contained (x) in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (y) in any application or other document or communication (in this Section 1.7 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or

          (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Person for any reasonable legal or any other expenses (excluding the portion of any legal fees determined pursuant to the German Fee Regulations) incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to
            --------
the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by any Selling Stockholder or, in the case of a registration under
Section 1.1 hereof, any underwriter specifically for use in the preparation thereof and provided, further, that the Company shall not
            --------  -------
be liable to any Person who participates as an underwriter (other than the Selling Stockholders insofar as they may be deemed underwriters within the meaning of the Securities Act) in any such registration or any other Person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such Person if such statement or omission was timely corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person and shall survive the transfer of such securities by such Person. The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required unless a conflict of interest exists between such indemnified party and any other indemnified party in respect of such claim.

     (b) Indemnification by the Selling Stockholders.  The Company may require,
         -------------------------------------------
as a condition to including any Eligible Securities held by a Selling Stockholder in any registration statement filed pursuant to Sections 1.1 and 1.2, that the Company shall have received an undertaking satisfactory to it from such Selling Stockholder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 1.7) the Company, each director, officer, employee, agent and advisor of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any application, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by such Selling Stockholder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or such application. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, advisor or controlling Person and shall survive the transfer of such securities by such Selling Stockholder. The indemnity provided by each Selling Stockholder under this Section 1.7(b) shall be only with respect to its own misstatements and omissions and not with respect to those of any other seller or prospective seller of securities, and not jointly and severally, and shall be limited in amount to the net amount of proceeds received by such Selling Stockholder from the sale of Eligible Securities pursuant to such registration statement.

     (c) Notices of Claims, etc.  Promptly after receipt by an indemnified party
         -----------------------
of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 1.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice
             --------
as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 1.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, if the indemnifying party is entitled to do so hereunder, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Other Remedies.  If for any reason the indemnity set forth in the
         --------------
preceding subsections of this Section 1.7 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the offering of securities and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No party shall be liable for contribution under this subsection (d) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 1.7 if such indemnification were enforceable under applicable law.

     Section   1.8. Effect of Other Agreements Among the Parties Hereto.
                    ---------------------------------------------------
Nothing in this Agreement shall be construed to alter in any manner whatsoever any rights or obligations of the Company, FT, DT, any Qualified Subsidiary or any Qualified Stock Purchaser contained in any other agreement among such Persons entered into concurrently herewith, including, but not limited to, the restrictions on transfer of shares of capital stock of the Company contained in
Article II of the Amended and Restated Stockholders' Agreement and the provisions of Section 7.5(a) of the Amended and Restated Stockholders' Agreement. In addition, any sales of Eligible Securities made pursuant to this Agreement shall be effected only in strict accordance with Article II and
Section 7.5(a) of the Amended and Restated Stockholders Agreement.

      Section 2.    Definitions.  Capitalized terms used herein and not defined
                    -----------
in this Section 2 shall have the meanings set forth in the Amended and Restated Stockholders' Agreement, dated as of the date hereof, by and among FT, DT and the Company. As used herein, the following terms have the following respective meanings:

     Commission: The Securities and Exchange Commission or any other Federal
     ----------
agency at the time administering the Securities Act.

     CP Preference Period:  The period beginning on the CP Registration Rights
     --------------------
Commencement Date and ending on the earlier of (i) the date upon which the Cable Partners have completed registered public offerings of Registrable Securities (as defined in the Cable Partner Registration Rights Agreement) with an aggregate public offering price for such Registrable Securities of $2,000,000,000 or (ii) the date which is 12 months after the CP Registration Rights Commencement Date.

     CP Registration Rights Commencement Date:  (i) if the IPO (as defined in
     ----------------------------------------
the FT/DT Restructuring Agreement) is consummated concurrently with the CP Closing, the date that is 180 days following the CP Closing, (ii) if the IPO is not consummated concurrently with the CP Closing but is consummated within 120 days of the CP Closing, the date that is the later of the ninetieth day following the IPO or 180 days following the CP Closing, or (iii) if the IPO is not consummated concurrently with the CP Closing or within 120 days thereafter, the date that is the 180th day following the CP Closing, unless any Cable Partner shall decide to exercise one of its rights to a demand registration after such 120th day following the CP Closing but prior to such 180th day following the CP Closing, in which case it shall be the date the demand notice is given pursuant to the Cable Partner Registration Rights Agreement.

     CP Secondary Preference Period:  The period ending on the earlier of (i)
     ------------------------------
the fourth anniversary of the CP Registration Rights Commencement Date or (ii) the date upon which the Cable Partners have completed registered public offerings of Registrable Securities with an aggregate public offering price for such Registrable Securities of $3,000,000,000.

     Eligible Securities: (a) shares of Non-Class A Common Stock held by a party
     -------------------
to this Agreement (other than the Company) acquired prior to the conversion of all shares of Class A Stock into shares of Non-Class A Common Stock, or termination of the Fundamental Rights, in each case pursuant to ARTICLE SIXTH,
Section 8.5 of the Articles and without violating Article 2 of the Amended and Restated Standstill Agreement; (b) shares of Non-Class A Common Stock into which shares of Class A Stock held by a party to this Agreement (other than the Company) may be converted, provided that for all purposes under this Agreement,
                           --------
the holders of such shares of Class A Stock shall be deemed to be the holders of such shares of Non-Class A Common Stock into which such shares of Class A Stock may be converted; and (c) any securities issued or issuable with respect to such Class A Stock or such Non-Class A Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular

Eligible Securities, once issued such securities shall cease to be Eligible Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provisions) under the Securities Act, (iii) they shall have been otherwise transferred (except transfers to a Qualified Subsidiary or Qualified Stock Purchaser), new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.

     Exchange Act:  The Securities Exchange Act of 1934, or any similar Federal
     ------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     German Fee Regulations: The Bundesgebuhrenordnung fur Rechtsanwalte vom 26.
     ----------------------      -----------------------------------------------
Juli 1957 (BGBl. I S. 907) (as it or any successor provision may be in effect
--------------------------
from time to time).

     PCS Group:  The meaning set forth in the Articles.
     ---------

     Registration Expenses:  All expenses incident to the Company's performance
     ---------------------
of or compliance with Sections 1.1, 1.2 and 1.3 hereof, including, without limitation, (a) all registration, filing and NASD fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) messenger and delivery expenses, (e) the reasonable fees and disbursements of counsel for the Company (excluding the portion of any fees determined pursuant to the German Fee Regulations) and of its independent public accountants, including the expenses of any "comfort" letters required by or incident to such performance and compliance, (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Eligible Securities being registered (if the Company elects to obtain any such insurance), and (g) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, provided, that (i) except as otherwise
                                        --------
specifically provided herein, fees and disbursements of counsel to one or more Selling Stockholders and (ii) transfer taxes shall not be included as Registration Expenses and shall not be paid by the Company.

     Securities Act: The Securities Act of 1933, or any similar Federal statute,
     --------------
and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     Selling Stockholders: Holders of Eligible Securities that with respect to a
     --------------------
particular registration have delivered to the Company a request to register, or include in a registration, Eligible Securities held by them under Section 1.1 or
Section 1.2 of this Agreement.

     In addition, as used herein, the term "Cable Partners" shall have the meaning given to such term in the FT/DT Restructuring Agreement, and the term "Cable Partner Registration

Rights Agreement" shall mean the Registration Rights Agreement dated as of the date hereof among the Company and the Cable Partners.

     Section 3.  Miscellaneous.
                 -------------

     Section 3.1.  Rule 144.  The Company shall file the reports required to be
                   --------
filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, shall, upon the request of any holder of Eligible Securities, make publicly available other information) and shall take such further action as any holder of Eligible Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Eligible Securities without registration under the Securities Act pursuant to (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Eligible Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

     Section 3.2. Additional Parties.  Upon the Transfer of any shares of
                  ------------------
Class A Stock to a Qualified Subsidiary or Qualified Stock Purchaser in accordance with the terms of the Amended and Restated Stockholders' Agreement, such Qualified Subsidiary or Qualified Stock Purchaser shall become a party to this Agreement by agreeing in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption in the form of Exhibit B to the Amended and Restated Stockholders' Agreement, in the case of a Qualified Subsidiary, or an instrument of assumption in the form of Exhibit C to the Amended and Restated Stockholders' Agreement, in the case of a Qualified Stock Purchaser, and shall thereby be deemed a holder of Eligible Securities for the purposes of this Agreement.

     Section 3.3.  Notices.  All notices and other communications required or
                   -------
permitted by this Agreement shall be made in writing in the English language and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, or seven days after it has been sent by air mail, as follows:

          FT:       6 place d'Alleray
                    75505 Paris Cedex 15
                    France
                    Attn: Group Executive Vice President Resources
                    Tel:  (33-1) 44-44-84-72
                    Fax:  (33-1) 44-44-01-51
          with a copy to:

                    6 place d'Alleray
                    75505 Paris Cedex 15
                    France
                    Attn: General Counsel
                    Tel:  (33-1) 44-44-84-76
                    Fax:  (33-1) 44-44-02-13

          with a copy to:

                    Shearman & Sterling
                    599 Lexington Avenue
                    New York, New York 10022
                    U.S.A.
                    Attn: Alfred J. Ross, Jr., Esq.
                    Tel:   (212) 848-4000
                    Fax:   (212) 848-8434


          DT:       Friedrich-Ebert-Allee 140
                    D-53113 Bonn
                    Germany
                    Attn:  Chief Executive Officer
                    Tel:   49-228-181-9000
                    Fax:   49-228-181-8970

          with a copy to:

                    Cleary, Gottlieb, Steen & Hamilton
                    One Liberty Plaza
                    New York, New York  10006
                    U.S.A.
                    Attn: Robert P. Davis, Esq.
                    Tel:  (212) 225-2000
                    Fax:  (212) 225-3999

          Company:  2330 Shawnee Mission
                    Parkway, East Wing
                    Westwood, Kansas  66205
                    U.S.A.
                    Attn: General Counsel
                    Tel:  (913) 624-8440
                    Fax:  (913) 624-8426
          with a copy to:

                    King & Spalding
                    191 Peachtree Street
                    Atlanta, Georgia  30303
                    U.S.A.
                    Attn: Bruce N. Hawthorne, Esq.
                    Tel:  (404) 572-4903
                    Fax:  (404) 572-5146

The parties to this Agreement shall promptly notify each other in the manner provided in this Section 3.3 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telex or telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

     Section  3.4.  Waiver, Amendment, etc.  This Agreement may not be amended
                    -----------------------
or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the parties hereto. No failure or delay of any party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

     Section  3.5.  Binding Agreement; No Third Party Beneficiaries.  This
                    -----------------------------------------------
Agreement will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Except as set forth herein and by operation of law, no party to this Agreement may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of each other party to this Agreement. Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any third party any rights or remedies by virtue hereof.

     Section  3.6.  Governing Law; Dispute Resolution; Equitable Relief.  (A)
                    ---------------------------------------------------
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

     (B) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT BY SUCH PARTY

ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY, AND EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. EACH OF FT AND DT HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE
                      --------
PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO FT AND DT IN THE MANNER PROVIDED IN SECTION 3.3. FT AND DT SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT FT AND DT WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE, SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM. EACH OF FT AND DT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF FT AND DT EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA.

     (C) EACH PARTY HERETO AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES HERETO FOR ANY BREACH

OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES HERETO MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH TO THE EXTENT PERMITTED BY APPLICABLE LAW. EACH PARTY HERETO AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES SUCH A BREACH HAS OCCURRED, AND TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

     Section  3.7.  Severability.  The invalidity or unenforceability of any
                    ------------
provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each party hereto waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted to the extent permitted by applicable law rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible.

     Section  3.8.  Translation.  The parties have negotiated this Agreement in
                    -----------
the English language, and have prepared successive drafts and the definitive text of this Agreement in the English language. For purposes of complying with the loin 94-665 du 4 aout 1994 relative a l'emploi de la langue francaise,
    ------------------------------------------------------------------------
the parties hereto have prepared a French version of this Agreement, which French version was executed and delivered simultaneously with the execution and delivery of the English version hereof, such English version having likewise been executed and delivered. The parties deem the French and English versions of this Agreement to be equally authoritative.

     Section   3.9. Table of Contents; Headings; Counterparts.  The table of
                    -----------------------------------------
contents and the headings in this Agreement are for convenience of reference only and will not affect the construction of any provisions hereof. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

     Section   3.10.     Entire Agreement.  This Agreement embodies the entire
                         ----------------
agreement and understanding of the parties hereto in respect of the subject matter contained herein, provided that this provision shall not abrogate any
                         --------
other written agreement between the parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     Section  3.11. Waiver of Immunity.  Each of FT and DT agrees that, to the
                    ------------------
extent that it or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of government from any legal action, suit or proceeding or from set off or counterclaim relating to this

Agreement from the jurisdiction of any competent court described in Section 3.6, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or an arbitral award or from any other legal process in any jurisdiction, it, for itself and its property expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof or thereof (including any obligation for the payment of money). Each of FT and DT agrees that the waiver in this provision is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the
Foreign Sovereign Immunities Act, 28 U.S.C. (P) 1602 et seq. The foregoing
                                                     -- ---
waiver shall constitute a present waiver of immunity at any time any action is initiated against FT or DT with respect to this Agreement.

     Section   3.12.     Currency.  All amounts payable under this Agreement
                         --------
shall be payable in U.S. dollars.



                           [Signature page follows.]

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                              SPRINT CORPORATION

                              By: /s/ Don A. Jensen
                                  ----------------------------------------------
                                 Name: Don A. Jensen
                                 Title:   Vice President and Secretary


                              FRANCE TELECOM S.A.


                              By: /s/ Thierry Girard
                                  ----------------------------------------------
                                 Name: Thierry Girard
                                 Title:    Senior Vice President


                              DEUTSCHE TELEKOM AG


                              By: /s/ Dr. Ron Sommer
                                  ----------------------------------------------
                                 Name: Dr. Ron Sommer
                                 Title:   vorstandsvorsitzender